                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                               AUDITOR'S REPORT
                             FINANCIAL STATEMENTS
                            FOR CALENDAR YEAR 1996
                                GERARD MCEVOY
                         CERTIFIED PUBLIC ACCOUNTANT
                      10300 N. CENTRAL EXPWY., STE. 295
                             DALLAS, TEXAS 75231
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                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                         AUDITED FINANCIAL STATEMENTS
                            FOR CALENDAR YEAR 1996
                                    INDEX

                                     PAGE
                                  --------
Auditor's Report..................    1
Balance Sheet.....................    2
Income Statement..................    3
Statement of Cash Flow............    4
Notes to Financial Statements ....    5

                       [GERARD MCEVOY, CPA LETTERHEAD]
         REPORT ON AUDITED FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

To the Board of Directors and Stockholders of Green Oaks Golf Practice Center, Inc.

                         INDEPENDENT AUDITOR'S REPORT

   I have audited the accompanying balance sheet of Green Oaks Golf Practice Center, Inc. (an S corporation) as of December 31, 1996, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

   I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

   In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green Oaks Golf Practice Center, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ Gerard McEvoy
                                          Gerard McEvoy
                                          Certified Public Accountant

June 6, 1997

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                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                                BALANCE SHEET
                           AS OF DECEMBER 31, 1996
                                    ASSETS

 CURRENT ASSETS:
    Cash on hand............  $ 2,642
    Accounts
    Receivable--Trade.......      500
    Inventory...............   12,869
                            ---------
      Total current assets..            $16,011

FIXED ASSETS:
    Furniture & Equipment...  $13,663
    Transportation
     Equipment..............    5,654
    Leasehold Improvements..    1,023
    Accumulated
     Depreciation...........   (6,751)   13,589
                            ---------

OTHER ASSETS:
    Deposit.................             25,000
                                      ---------
      Total Assets..........            $54,600
                                      =========

                     LIABILITIES AND SHAREHOLDER'S EQUITY

 CURRENT LIABILITIES:
    Bank Overdraft..............  $  5,747
    Accounts Payable............    57,416   $  63,163
                                ----------

LONG TERM LIABILITIES:
    Loan from Shareholder.......             $ 103,451

SHAREHOLDER'S EQUITY:
    Common Stock................  $  1,000
    Retained Earnings...........   (54,243)
    Current Net Income (Loss)...   (58,771)   (112,014)
                                ---------- -----------
      Total Liabilities and
        Capital.................             $  54,600
                                           ===========

           See Auditor's Report and Notes to Financial Statements.

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                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                               INCOME STATEMENT
                    FOR THE PERIOD ENDED DECEMBER 31, 1996

 INCOME:
    Gross Sales.............  $203,273
                            ----------

COST OF SALES:
    Purchases...............   115,361
                            ----------
      Gross Profit..........    87,912
                            ----------

OPERATING EXPENSES:
    Contract Labor..........     3,751
    Advertising.............    10,610
    Bank Charges............     3,723
    Car and Truck Expenses..     2,762
    Depreciation............     4,139
    Freight.................       251
    Insurance...............     4,577
    Interest................       154
    Legal and Professional
      Fees..................     1,954
    Miscellaneous Services..       722
    Office Supplies.........       361
    Printing................       159
    Rent....................    65,507
    Repairs and Maintenance.    11,918
    Security................       503
    Supplies--Maintenance...     2,442
    Taxes...................    13,167
    Telephone...............     3,570
    Travel and Lodging......       398
    Meals and Entertainment.       365
    Utilities...............    15,650
                            ----------
      Total Operating
        Expenses............  $146,683
                            ----------
        Net Income (loss)...  $(58,771)
                            ==========

           See Auditor's Report and Notes to Financial Statements.

                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                           STATEMENT OF CASH FLOWS
                    FOR THE PERIOD ENDED DECEMBER 31, 1996

 CASH FLOW FROM OPERATING ACTIVITIES:
    Net loss.................................................................  $(58,771)
    Adjustments to reconcile net loss to net cash needed in operating activities:
      Depreciation...........................................................     4,139

CHANGES IN OPERATING ASSETS AND LIABILITIES:
    Accounts Receivable......................................................      (500)
    Inventory................................................................     1,349
    Accounts Payable.........................................................    26,357
                                                                             -----------
      Net cash used in operating activities..................................   (27,426)

CASH FLOW FROM FINANCING ACTIVITIES:
    Repayment of loan from Plano Bank & Trust................................   (17,000)
    Advances from shareholder................................................    42,590

CASH FLOW FROM INVESTING ACTIVITIES:
    Purchase of Equipment....................................................    (6,063)
                                                                             -----------

Net decrease in cash and cash equivalents....................................    (7,899)

Cash and cash equivalents at beginning of year...............................     4,795
                                                                             -----------

Cash and cash equivalents at end of year.....................................  $ (3,104)
                                                                             ===========

           See Auditor's Report and Notes to Financial Statements.

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                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                        NOTES TO FINANCIAL STATEMENTS

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

   The company operates a family golf center consisting of a driving range, miniature golf facility, clubhouse, maintenance building and other related facilities in Arlington, Texas.

INVENTORY

   The inventory is valued at the lower of cost or market.

CASH AND CASH EQUIVALENTS

   The company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

INCOME TAXES

   The company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the company does not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal income taxes on their respective share of corporate taxable income.

PROPERTY AND EQUIPMENT

   Property and equipment are carried at cost. Depreciation is provided using the double declining balance method over a 5 to 7 year life. Expenditures for major renewals and betterments that extend the useful lives of the property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expenses as incurred.

USE OF ESTIMATES

   In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B -- LEASES

   The company, pursuant to a sublease agreement with CCA Golf Center-Arlington, Inc. (landlord), dated October 28, 1994, leases the golf premises, furniture, and equipment from the landlord. The lease expires on October 31, 2001. Under the terms of the lease, the company pays a base monthly rental of $4,166.66 per month. The base rent is increased by the amount, if any, by which eight percent (8%) of gross revenue for the lease year exceeds base rent for such base year. In addition to the base lease rental payable, the company pays a percentage rental equal to the sum of ten percent (10%) of non-golf merchandise gross revenue, plus five percent (5%) of golf merchandise gross revenue. The additional rent is payable monthly based on the sales for the preceding month. The minimum lease payments for the next five years are $50,000 per year.

NOTE C -- OTHER ASSETS -- DEPOSIT

   The company, under the terms of the sublease agreement (Note B), has the right to purchase the personal property and landlord's leasehold interest in the leased premises, including all buildings and improvements situated thereon and all property affixed thereto. The option shall be exercised by the company by delivery of written notice to the landlord no later than September 30, 2001. The company paid $25,000 (option fee) as consideration for this option upon execution of the lease. The purchase price for the option property is an amount equal to $325,000 less the aggregate of all percentage rent paid by the company prior to the date of closing. At closing, the company is required to pay the purchase price by cash or its equivalent.

NOTE D -- LOANS FROM SHAREHOLDER

   Shareholder advanced funds as needed to cover monthly operating deficits. The advances are recorded as long term liabilities and are unsecured.

NOTE E -- CAPITAL STOCK

   The company has 1,000,000 shares authorized. No par value per share, of which 1,000 shares are outstanding.

                    GREEN OAKS GOLF PRACTICE CENTER, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE F -- SUBSEQUENT EVENTS

STOCK PURCHASE AGREEMENT

   Family Golf Centers, Inc., a Delaware corporation, purchased all of the outstanding shares held by Margo Massamos, the sole corporate shareholder, on April 2, 1997.

INSURANCE PROCEEDS

   The company received $25,000 in insurance proceeds in March 1997 as compensation for theft of range balls.